UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Zuora, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 17, 2024, Zuora, Inc. (the “Company” or “Zuora”), Silver Lake Group, L.L.C. (“Silver Lake”) and an affiliate of GIC Pte. Ltd. (“GIC”) announced the execution of an Agreement and Plan of Merger, dated as of October 17, 2024, by and among the Company, Zodiac Purchaser, L.L.C. (“Parent”) and Zodiac Acquisition Sub, Inc. (“Merger Sub”). Parent and Merger Sub are indirectly controlled by private investment funds affiliated with Silver Lake. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 17, 2024, issued by Zuora, Inc., Silver Lake and GIC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the Securities and Exchange Commission (the “SEC”) a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company’s website at investor.zuora.com or on the SEC’s website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: October 17, 2024	By:	/s/ Andrew M. Cohen
Andrew M. Cohen
Chief Legal Officer and Corporate Secretary